Exhibit 10.7


                             theglobe.com,inc.

                           1998 STOCK OPTION PLAN

                   As Amended and Restated March 19, 1999
                             theglobe.com,inc.

                           1998 STOCK OPTION PLAN



     1.   Purpose.
          -------

          The purpose of this Plan is to strengthen theglobe.com, inc., a Delaware corporation (the "Company"), by providing an incentive to its employees, officers, consultants and directors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to employees (including future employees who have received a formal written offer of employment), officers, consultants and directors of the Company and its Subsidiaries an added long-term incentive for high levels of performance and extraordinary efforts through the grant of Incentive Stock Options and Nonqualified Stock Options (as each term is herein defined).

     2.   Definitions.
          -----------

          For purposes of the Plan:

          2.1 "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (a) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (b) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change in Control.

          2.2 "Affiliate" means any entity, directly or indirectly, controlled by, controlling or under common control with the Company or any corporation or other entity acquiring, directly or indirectly, all or substantially all the assets and business of the Company, whether by operation of law or otherwise.

          2.3 "Agreement" means the written agreement between the Company and an Optionee evidencing the grant of an Option and setting forth the terms and conditions thereof.

          2.4 "Board" means the Board of Directors of the Company.

          2.5 "Cause" means:

               (a) for purposes of Section 6.4, the commission of an act of fraud or intentional misrepresentation or an act of embezzlement, misappropriation or conversion of assets or opportunities of the Company or any of its Subsidiaries; and

               (b) in the case of an Optionee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee and the Company or Subsidiary, which employment agreement includes a definition of "Cause", the term "Cause" as used in the Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

               (c) in all other cases, (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses).

          2.6 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, in the case of a spin-off, dividend or other distribution in respect of Shares, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

          2.7 A "Change in Control" shall mean the occurrence of any of the following:

               (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange
Act) of thirty percent (30%) or more of the then outstanding Shares or the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred pursuant to this Section 2.7(a), Shares or Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Majority-Owned Subsidiary"), (ii) the Company or its Majority-Owned Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

               (b) The individuals who, as of date plan is adopted are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

               (c) The consummation of:

                    (i) A merger,  consolidation or reorganization  with or
into the Company or in which securities of the Company are issued, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued where:

                         (A) the stockholders of the Company, immediately
before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                         (B) the individuals who were members of the
Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Corporation, and

                         (C) no Person other than (1) the Company, (2) any
Majority-Owned Subsidiary, (3) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company or any Majority-Owned Subsidiary, or (4) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of thirty percent (30%) or more of the then outstanding Voting Securities or Shares, has Beneficial Ownership of thirty percent (30%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities or its common stock.

                    (ii) A complete liquidation or dissolution of the Company; or

                    (iii) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Majority-Owned Subsidiary or the distribution to the Company's stockholders of the stock of a Majority-Owned Subsidiary or any other assets).

          Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities which increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

          If an Eligible Individual's employment is terminated by the Company without Cause prior to the date of a Change in Control but the Eligible Individual reasonably demonstrates that the termination (A) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a change in control or (B) otherwise arose in connection with, or in anticipation of, a Change in Control which has been threatened or proposed, such termination shall be deemed to have occurred after a Change in Control for purposes of the Plan provided a Change in Control shall actually have occurred.

          2.8 "Code" means the Internal Revenue Code of 1986, as amended.

          2.9 "Committee" means a committee, as described in Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

          2.10 "Community Leader" means an individual participating in the formation and dissemination of content on the Company's web site and who manages communities on the web site, highlights member content, communicates directly to members and organizes events, as determined from time to time in the Company's sole discretion.

          2.11 "Company" means theglobe.com, inc., a Delaware corporation.

          2.12 "Consultant" means any consultant or advisor that qualifies as an "employee" within the meaning of rules applicable to Form S-8, as in effect from time to time, of the Securities Act of 1933, as amended.

          2.12 "Director" means a director of the Company.

          2.13 "Disability" means:

               (a) in the case of an Optionee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee and the Company or Subsidiary, which employment agreement includes a definition of "Disability", the term "Disability" as used in the Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

               (b) in all other cases, the term "Disability" as used in the Plan or any Agreement shall mean a physical or mental infirmity which impairs the Optionee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

          2.14 "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

          2.15 "Eligible Director" means a director of the Company who does not perform services as, or have the responsibilities of, an employee or officer, and who does not receive compensation or other consideration from the Company or any Subsidiary, other than in his or her capacity as a director.

          2.16 "Eligible Individual" means any of the following individuals: (a) any director, officer or employee of the Company or a Subsidiary, (b) any individual to whom the Company or a Subsidiary has extended a formal, written offer of employment, or (c) any Consultant.

          2.17 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          2.18 "Fair Market Value" on any date means the closing sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the average of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

          2.19 "Formula Option" means an Option granted pursuant to Section
6.

          2.20 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

          2.21 "Nonemployee Director" means a director of the Company who is a "nonemployee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

          2.22 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

          2.23 "Option" means a Nonqualified Stock Option, an Incentive Stock Option, a Formula Option, or any or all of them.

          2.24 "Optionee" means a person to whom an Option has been granted under the Plan.

          2.25 "Outside Director" means a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

          2.26 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

          2.27 "Performance-Based Compensation" means any Option that is intended to constitute "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

          2.28 "Permitted Transferee" means an Optionee's immediate family, trusts solely for the benefit of such family members and partnerships in which such family members and/or trusts are the only partners. For this purpose, "immediate family" of an Optionee means the Optionee's spouse, parents, children, stepchildren and grandchildren and the spouses of such parents, children, stepchildren and grandchildren.

          2.29 "Plan" means this theglobe.com, inc. 1998 Stock Option Plan, as amended from time to time.

          2.30 "Pooling Transaction" means an acquisition of the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

          2.31 "Shares" means the Common Stock, par value $0.001 per share, of the Company.

          2.32 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

          2.33 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

          2.34 "Ten-Percent Stockholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

     3.   Administration.
          --------------

          3.1 The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not fewer than two (2) members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. The Committee shall consist of at least two (2) Directors and may consist of the entire Board; provided, however, that (A) if the Committee consists of less than the entire Board, each member shall be a Nonemployee Director and (B) to the extent necessary for any Option intended to qualify as Performance-Based Compensation to so qualify, each member of the Committee, whether or not it consists of the entire Board, shall be an Outside Director. For purposes of the preceding sentence, if one or more members of the Committee is not a Nonemployee Director and an Outside Director but recuses himself or herself or abstains from voting with respect to a particular action taken by the Committee, then the Committee, with respect to that action, shall be deemed to consist only of the members of the Committee who have not recused themselves or abstained from voting.

          3.2 No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to the Plan or any transaction hereunder. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering the Plan or in authorizing or denying authorization to any transaction hereunder.

          3.3 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

               (a) determine those Eligible Individuals to whom Options shall be granted under the Plan and the number of such Options to be granted and to prescribe the terms and conditions (which need not be identical) of each such Option, including the exercise price per Share subject to each Option, and make any amendment or modification to any Agreement consistent with the terms of the Plan;

               (b) to construe and interpret the Plan and any Agreements granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable, including so that the Plan complies with Rule 16b-3 under the Exchange Act, the Code to the extent applicable and other applicable law, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees, and all other persons having any interest therein;

               (c) to determine the duration and purposes for leaves of absence which may be granted to an Optionee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

               (d) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

               (f) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

     4. Stock Subject to the Plan; Grant Limitations.
        --------------------------------------------

          4.1 The maximum number of Shares that may be made the subject of Options granted under the Plan is one million seven hundred thousand (1,700,000). The maximum number of Shares that may be the subject of Options granted to any Eligible Individual during any three (3) consecutive calendar year period may not exceed 250,000 Shares. Upon a Change in Capitalization, the maximum number of Shares referred to in the first two sentences of this Section 4.1 shall be adjusted in number and kind pursuant to Section 10. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

          4.2 Upon the granting of an Option, the number of Shares available under Section 4.1 for the granting of further Options shall be reduced by the number of Shares in respect of which the Option is granted; provided, however, that if any Option is exercised by tendering Shares, either actually or by attestation, to the Company as full or partial payment of the exercise price, the maximum number of Shares available under
Section 4.1 shall be increased by the number of Shares so tendered.

          4.3 Whenever any outstanding Option or portion thereof expires, is canceled, is settled in cash (including the settlement of tax withholding obligations using Shares) or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option, the Shares allocable to the expired, canceled, settled or otherwise terminated portion of the Option may again be the subject of Options granted hereunder.

     5.   Option Grants for Eligible Individuals.
          --------------------------------------

          5.1 Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Options, and the terms and conditions of the grant to such Eligible Individuals shall be set forth in an Agreement.

          5.2 Exercise Price. The purchase price or the manner in which the exercise price is to be determined for Shares under each Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the exercise price per Share under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

          5.3 Maximum Duration. Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted; provided, however, that the Committee may provide that an Option (other than an Incentive Stock Option) may, upon the death of the Optionee, be exercised for up to one (1) year following the date of the Optionee's death even if such period extends beyond ten (10) years from the date the Option is granted. The Committee may, subsequent to the granting of any Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

          5.4 Vesting. Subject to Section 7.4, each Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

          5.5 Deferred Delivery of Option Shares. The Committee may, in its discretion, permit Optionees to elect to defer the issuance of Shares upon the exercise of one or more Nonqualified Stock Options granted pursuant to the Plan. The terms and conditions of such deferral shall be determined at the time of the grant of the Option or thereafter and shall be set forth in the Agreement evidencing the grant.

          5.6 Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date of the grant) of Shares with respect to which Incentive Stock Options granted under the Plan and "incentive stock options" (within the meaning of Section 422 of the Code) granted under all other plans of the Company or its Subsidiaries (in either case determined without regard to this Section 5.6) are exercisable by an Optionee for the first time during any calendar year exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options. In applying the limitation in the preceding sentence in the case of multiple Option grants, Options which were intended to be Incentive Stock Options shall be treated as Nonqualified Stock Options according to the order in which they were granted such that the most recently granted Options are first treated as Nonqualified Stock Options.

     6.   Option Grants for Nonemployee Directors.
          ---------------------------------------

          6.1 Grant. Formula Options shall be granted to Eligible Directors as follows:

               (a) Initial Grant for Current Eligible Directors. Each person who is an Eligible Director as of July 15, 1998, shall, as of such date, be granted a Formula Option in respect of 25,000 Shares.

               (b) Initial Grant for Subsequent Eligible Directors. Each Eligible Director who becomes a Director for the first time after July 15, 1998 and while this Plan is in effect, shall, upon becoming a Director, be granted a Formula Option in respect of 12,500 Shares.

               (c) Annual Grant. Each Eligible Director shall be granted a Formula Option in respect of 3,750 Shares on the first business day after the annual meeting of the stockholders of the Company in each year that the Plan is in effect provided that the Eligible Director is a Director on such date.

          All Formula Options shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of the Plan as determined by the Board; provided, however, that such terms shall not vary the price, amount or timing of Formula Options provided under this
Section 6, including provisions dealing with vesting, forfeiture and termination of such Formula Options.

          6.2 Purchase Price. The purchase price for Shares under each Formula Option shall be equal to 100% of the Fair Market Value of such Shares on the date the Formula Option is granted.

          6.3 Vesting. Subject to Section 7.4, (i) each Formula Option granted pursuant to Section 6.1(a) above to a person who was also a Director as of August 13, 1997, shall be fully vested and exercisable with respect to 25% of the Shares subject thereto as of the date of grant, and with respect to an incremental 25% of the Shares subject thereto on each of the first three (3) anniversaries of the date of grant, and (ii) each other Formula Option granted pursuant to this Section 6 shall become fully vested and exercisable with respect to an incremental 25 % of the Shares subject thereto on each of the first four anniversaries of the date of grant; provided, however, in each case, that the Optionee continues to serve as a Director as of such date of vesting. Notwithstanding the foregoing (i) if an Optionee's service as a Director terminates for any reason, other than for Cause, then each Formula Option held by such Optionee shall become fully and immediately vested and exercisable as of such date of termination and (ii) if an Optionee's service as a Director terminates for Cause, then each Formula Option held by such Optionee, whether or not then vested and exercisable, shall immediately terminate and the Optionee shall have no further rights in such Formula Option as of such date of termination.

          6.4 Duration. Subject to Section 7.4, each Formula Option shall terminate on the date which is the tenth anniversary of the date of grant (or if later, the first anniversary of the date of the Director's death if such death occurs prior to such tenth anniversary), unless terminated earlier as follows:

               (a) If an Optionee's service as a Director terminates for any reason other than for Cause, the Optionee (or in the event of death, by the person or persons to whom such rights shall pass by will or the laws of descent or distribution) may for a period of two (2) years after such termination exercise his or her Formula Option, after which time the Formula Option shall automatically terminate in full.

               (b) If an Optionee's  service as a Director  terminates  for
Cause,  the  Formula  Option  granted  to  the  Optionee   hereunder  shall
immediately terminate in full and no rights thereunder may be exercised.

     7. Terms and Conditions Applicable to All Options.
          ----------------------------------------------

          7.1 Non-Transferability. No Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution or, in the case of an Option other than an Incentive Stock Option, pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and an Option shall be exercisable during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may set forth in the Agreement evidencing an Option (other than an Incentive Stock Option) at the time of grant or thereafter, that the Option may be transferred to a Permitted Transferee, and for purposes of the Plan, such Permitted Transferee shall be deemed to be the Optionee. The terms of an Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

          7.2 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be exercised and, to the extent applicable, accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The exercise price for any Shares purchased pursuant to the exercise of an Option shall be paid, as determined by the Committee in its discretion, in either of the following forms (or any combination thereof): (a) cash or (b) the transfer, either actually or by attestation, to the Company of Shares upon such terms and conditions as determined by the Committee. In addition, Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures which are, from time to time, deemed acceptable by the Committee. Any Shares transferred to the Company (or withheld upon exercise) as payment of the exercise price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

          7.3 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (a) the Option shall have been exercised pursuant to the terms thereof, (b) the Company shall have issued and delivered Shares to the Optionee, and (c) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

          7.4 Effect of Change in Control. In the event of a Change in Control, all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable. In addition, to the extent set forth in an Agreement evidencing the grant of an Option, an Optionee will be permitted to surrender to the Company for cancellation within sixty
(60) days after such Change in Control any Option or portion of an Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of (a) (i) in the case of a Nonqualified Stock Option, the greater of (A) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered or (B) the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered or (ii) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered, over (b) the aggregate exercise price for such Shares under the Option or portion thereof surrendered. In the event an Optionee's employment with, or service as a Director of, the Company and its Subsidiaries terminates following a Change in Control, each Option held by the Optionee that was exercisable as of the date of termination of the Optionee's employment or service shall, notwithstanding any shorter period set forth in the Agreement evidencing the Option, remain exercisable for a period ending not before the earlier of (x) the first anniversary of the termination of the Optionee's employment or service or (y) the expiration of the stated term of the Option.

     8.   Stock Bonus for Community Leaders.
          ---------------------------------

          The Committee may grant Shares to Community Leaders from time to time. The Community Leaders to whom Shares shall be granted, and the number of Shares so granted, shall be determined by the Committee in its sole discretion. Any Shares granted under this Section 8 shall be without consideration to the Company and shall be fully and immediately vested upon grant.

     9. Effect of a Termination of Employment.
          -------------------------------------

          The Agreement evidencing the grant of each Option shall set forth the terms and conditions applicable to such Option upon a termination or change in the status of the employment of the Optionee by the Company or a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), which, except for Director Options, shall be as the Committee may, in its discretion, determine at the time the Option is granted or thereafter.

     10.  Adjustment Upon Changes in Capitalization.
          -----------------------------------------

               (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Shares or other stock or securities with respect to which Options may be granted under the Plan, (ii) the maximum number and class of Shares or other stock or securities with respect to which Options may be granted to any Eligible Individual during any three (3) consecutive calendar year period, (iii) the number and class of Shares or other stock or securities which are subject to outstanding Options granted under the Plan and the exercise price therefor, if applicable and (iv) the number and class of Shares or other securities in respect of which Director Options are to be granted under Section 6.

               (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the exercise price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

               (c) If, by reason of a Change in Capitalization, an Optionee shall be entitled to exercise an Option with respect to new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Option prior to such Change in Capitalization.

     11.  Effect of Certain Transactions.
          ------------------------------

          Subject to Section 7.4 or as otherwise provided in an Agreement, in the event of (a) the liquidation or dissolution of the Company or (b) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction each Optionee shall be entitled to receive in respect of each Share subject to any outstanding Options, upon exercise of any Option, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options prior to such Transaction.

     12.  Interpretation.
          --------------

               (a) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such rule shall be inoperative and shall not affect the validity of the Plan.

               (b) Unless otherwise expressly stated in the relevant Agreement, each Option (other than Formula Options) granted under the Plan is intended to be Performance-Based Compensation. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options to fail to qualify as Performance-Based Compensation.

     13.  Pooling Transactions.
          --------------------

          Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control which is also intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (a) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option, (b) providing that the payment or settlement in respect of any Option be made in the form of cash, Shares or securities of a successor or acquirer of the Company, or a combination of the foregoing, and (c) providing for the extension of the term of any Option to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option.

     14. Termination and Amendment of the Plan or Modification of Options.
          ----------------------------------------------------------------

          14.1 Plan Amendment or Termination. The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

               (a) no such amendment, modification, suspension or termination shall impair or adversely alter any Options theretofore granted under the Plan, except with the consent of the Optionee, nor shall any amendment, modification, suspension or termination deprive any Optionee of any Shares which he or she may have acquired through or as a result of the Plan; and

               (b) to the extent necessary under any applicable law, regulation or exchange requirement, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law, regulation or exchange requirement.

          14.2 Modification of Options. No modification of an Option shall adversely alter or impair any rights or obligations under the Option without the consent of the Optionee.

     15. Non-Exclusivity of the Plan.
          ---------------------------

          The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

     16.  Limitation of Liability.
          -----------------------

          As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

               (a) give any person any right to be granted an Option other than at the sole discretion of the Committee;

               (b) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

               (c) limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any person at any time; or

               (d) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

     17.  Regulations and Other Approvals; Governing Law.
          ----------------------------------------------

          17.1 Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

          17.2 The obligation of the Company to sell or deliver Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

          17.3 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

          17.4 Each Option is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

          17.5 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

     18.  Miscellaneous.
          -------------

          18.1 Multiple Agreements. The terms of each Option may differ from other Options granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to that Eligible Individual.

          18.2 Withholding of Taxes.

               (a) At such times as an Optionee recognizes taxable income in connection with the receipt of Shares hereunder (a "Taxable Event"), the Optionee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the
"Withholding Taxes") prior to the issuance of such Shares. The Company shall have the right to deduct from any payment of cash to an Optionee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. The Committee may provide in the Agreement, at the time of grant or at any time thereafter, that the Optionee, in satisfaction of the obligation to pay Withholding Taxes, may elect to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

               (b) If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

          18.3 Effective Date. The effective date of the Plan shall be as determined by the Board, subject only to the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware within twelve (12) months of the adoption of the Plan by the Board.